UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 MISSION RIDGE GOODLETTSVILLE, TN	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.875 per share	DG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 27, 2026, Dollar General Corporation (the “Company”) issued a news release regarding results of operations and financial condition for the fiscal 2026 second quarter (13 weeks) ended July 31, 2026. The news release is furnished as Exhibit 99 hereto and is incorporated herein by reference.

The information contained within this Item 2.02, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 7.01	REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated herein by reference. The news release also:

•      sets forth statements regarding, among other things, the Company’s fiscal year 2026 outlook, as well as the Company’s planned conference call to discuss the reported financial results, the Company’s fiscal year 2026 outlook, and certain other matters;

•      announces that on August 26, 2026, the Company’s Board of Directors (“Board”) declared a quarterly cash dividend of $0.59 per share on the Company’s outstanding common stock payable on or before October 20, 2026, to shareholders of record on October 6, 2026; and

•      announces that the Company expects to resume share repurchases under the existing Board-approved share repurchase program during the second half of fiscal year 2026.

The information contained within this Item 7.01, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired. N/A
(b)	Pro forma financial information. N/A
(c)	Shell company transactions. N/A
(d)	Exhibits. See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description

99	News release issued August 27, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2026	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

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